As filed with the Securities and Exchange Commission on February 27, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22503

Rochdale Alternative Total Return Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end:  September 30

Date of reporting period:  December 31, 2012

Item 1. Schedule of Investments.

Rochdale Alternative Total Return Fund LLC
SCHEDULE OF INVESTMENTS, December 31, 2012 (Unaudited)

		Percentage of	Initial Cost
Long-Term Investments1, 2, 3, 4:	Date Acquired	Members' Capital	Principal Amount	Fair Value

Life Settlement Contracts

American General Life #634L	Oct-12	0.7%	$200,937	$353,773
American General Life #U100	Apr-11	4.1	600,000	2,037,166
American General Life #UM00	Feb-11	0.5	100,000	264,275
AXA Equitable Life #1572	Feb-11	3.2	535,000	1,615,029
AXA Equitable Life #1600	Jun-12	1.8	713,056	912,473
Beneficial Life #BL22	Jun-11	0.6	75,000	325,416
John Hancock Life #6686	May-12	3.1	1,240,939	1,568,673
John Hancock Life #9359	Nov-11	3.4	1,311,193	1,702,835
John Hancock Life #9379	Feb-11	3.6	550,000	1,815,015
John Hancock Life #9381	Nov-11	4.2	1,100,000	2,111,944
John Hancock Life #9390	May-11	2.8	670,000	1,398,358
John Hancock Life #9448	Aug-11	1.4	375,000	725,882
Lincoln Benefit Life #9330	Nov-11	7.2	2,538,566	3,624,305
Lincoln National Life #JJ70	May-11	2.2	320,000	1,104,310
Manufacturer's/John Hancock Life #6912	Jun-12	1.9	844,154	958,155
Massachusetts Mutual Life #1560	May-11	7.6	1,700,000	3,798,390
Massachusetts Mutual Life #1563	Feb-11	1.9	40,000	976,888
New York Life and Annuity #4757	Nov-11	5.1	2,011,522	2,559,137
New York Life and Annuity #5673	Nov-11	4.1	1,298,464	2,052,054
Pacific Life #7850	Jul-11	0.8	120,000	389,298
Penn Mutual Life #8193	Mar-11	1.2	280,000	600,492
PHL Life #8499	Aug-11	1.0	147,500	498,790
PHL Life #8509	Aug-11	1.0	147,500	498,790
PHL Variable Life #6161	Nov-11	7.7	3,021,609	3,859,933
Phoenix Life #5555	Jan-12	1.2	1,000	581,587
Reliastar/ ING #2047	Mar-11	1.6	305,000	806,371
Security Life of Denver #3394	Nov-11	4.0	1,228,975	2,037,124

Total Long-Term Investments		77.9	21,475,415	39,176,463

Short-Term Investment

Money Market Fund
First American Government Obligations Fund, 0.02% 5		20.6	10,354,502	10,354,502

Total Investments		98.5%	$31,829,917	$49,530,965

1	Illiquid securities.
2	Fair valued by Valuation Committee as delegated by the Fund's Board of Managers using the fair value method.
3	All investments are non-income producing.
4	Restricted securities.
5	7-Day Yield.

For information on the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent annual financial statements.

Rochdale Alternative Total Return Fund LLC
SCHEDULE OF INVESTMENTS, December 31, 2012 (Unaudited), Continued

Summary of Fair Value Exposure

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Rochdale Investment Management LLC (the “Manager” or “Advisor”) is the investment adviser to the Fund.

The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.

While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

The Fund’s Board of Managers (the "Board") has approved fair value procedures pursuant to which the Fund values its investments in the Policies using the fair value method of accounting.  The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies.

The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  It is therefore expected that each Policy will be priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  Fair value of a security is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing
Committee will consider all appropriate factors relevant to the value of each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.  Premiums payable are based on an estimate of minimum premiums on the policy as determined by the investment manager.  Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material.  The Fund will seek to use independent pricing services to assist in pricing Policies.  If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Advisor to be unreliable, the market price may be determined by the Manager using quotations from one or more broker/dealers.

Under the fair value method, the Fund recognizes the initial investment in its Policies at the transaction price.  In subsequent periods, the Fund re-measures the investment in its
Policies at fair value in its entirety at each reporting period and recognizes changes in fair value in earnings, less Policy premiums paid and continuing costs, plus proceeds from
Policy maturities in the period in which the changes occur.  Life settlement contracts are included in Level 3 of the fair value hierarchy.

Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

The fair value of the money market fund is the net asset value of the mutual fund investment which is calculated on a daily basis.  The money market fund is registered and regulated by the Securities and Exchange Commission (the “SEC”).  The money market fund invests in government obligations, exclusively in short term U.S. government securities.  The money market fund has daily liquidity and is included in Level 1 of the fair value hierarchy.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:
  Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
  Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
  Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are the classes of investments at December 31, 2012 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3	Total

Long-Term Investments
Life Settlement Contracts	$-	$-	$39,176,463	$39,176,463

Short-Term Investment
Money Market Fund	10,354,502	-	-	10,354,502

Total Investments	$10,354,502	$-	$39,176,463	$49,530,965

There were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3)
during the period ended December 31, 2012:

Life Settlement Contracts
Balance, September 30, 2012	$35,794,306
Realized gain/(loss)	-
Net change to fair value on life settlement contracts	3,181,220
Purchases	200,937
Sales	-
Balance, December 31, 2012	$39,176,463

Net unrealized gains* relating to Level 3 investments in life settlement contracts still held at December 31, 2012	$17,701,048

*Based on December 31, 2012 fair value and initial cost, exclusive of premiums paid and continuing costs associated with the Policies.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Alternative Total Return Fund LLC

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date        2/27/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date        2/27/2013

By (Signature and Title)    /s/ William O’Donnell
                                                William O’Donnell, Treasurer

Date        2/26/2013